Exhibit 99.1
Investor Relations Contact:
Leslie Green
Green Communications Consulting, LLC
(650) 312-9060
leslie@greencommunicationsllc.com

NetLogic Microsystems Announces Third Quarter 2010 Financial Results

•	Q3 FY 2010 Net Revenues: $100.1 million

•	Q3 FY 2010 GAAP Net Income: $5.2 million; $0.08 per share (diluted)

•	Q3 FY 2010 Non-GAAP Net Income: $27.9 million; $0.40 per share (diluted)

SANTA CLARA, Calif. – October 28, 2010 – NetLogic Microsystems, Inc. (NASDAQ: NETL), a worldwide leader in high performance intelligent semiconductor solutions for next-generation Internet networks, today announced financial results for its third quarter ended September 30, 2010.

Revenue for the third quarter of 2010 was $100.1 million, a 5.3% sequential increase from $95.0 million for the second quarter of 2010 and a 136% increase from $42.3 million for the third quarter of 2009.

Third quarter 2010 net income, determined in accordance with generally accepted accounting principles (GAAP), was $5.2 million or $0.08 per diluted share. By comparison, GAAP net loss was $3.9 million or $0.09 per diluted share for the third quarter of 2009.  GAAP net income for third quarter 2010 included stock-based compensation and related payroll taxes, changes in contingent earn-out liability, and amortization of intangible assets.  Excluding these items, non-GAAP net income for the third quarter of 2010 was $27.9 million or $0.40 per diluted share, compared with $0.22 per diluted share for the third quarter of 2009.

NetLogic Microsystems, Inc. Announces Third Quarter 2010 Results
October 28, 2010

Management Qualitative Comments

“We recently marked another significant milestone in our technology roadmap with the transition of our product portfolio of multi-core processing, knowledge-based processing and physical layer solutions to TSMC’s advanced 40 nanometer process node,” said Ron Jankov, president and CEO.  “This is a considerable achievement given the size and complexity of our solutions and further highlights the tremendous execution and expertise of our team.  This accomplishment comes at a great time when the performance capability of our advanced portfolio is ideally suited for multiple market windows that are opening up this year and that will provide tremendous growth opportunity for many years to come. It also underscores our commitment to technology leadership and demonstrates our ability to consistently deliver an ambitious roadmap that keeps pace with the rigorous demands of next-generation networking and communications.”

Recent Highlights

•
NetLogic Microsystems announced the availability of the  XLP™ Multi-Core Processor Development Kit that includes comprehensive hardware and software tools, libraries, drivers and reference solutions to help accelerate time-to-market and reduce development effort for Tier One OEMs who are developing next-generation systems using the industry-leading XLP multi-core, multi-threaded processor.

•
The company also announced the availability of its innovative NL10k knowledge-based processors, which are designed in the advanced 40nm process node, to further expand the IPv6 processing portfolio for next-generation switches and routers.  The NL10k knowledge-based processors deliver 1.6 billion decisions per second of IPv6 processing while maintaining compatibility to previous generations of knowledge-based processors.

•
H3C Technologies, a subsidiary of Hewlett-Packard Company and a leading global provider of IP-based products and solutions, selected NetLogic Microsystems’ AEL2020 dual-channel 10 Gigabit Ethernet (10GE) PHY device for both its S12500 and S9500E series core switches. The H3C S12500 is a series of core switches designed for use in next-generation data centers.  The H3C S9500E is a series of new-generation core routing switches developed for use in the core layer of campus networks and data centers.

•
Advantech, a global manufacturer of telecom computing blades and multi-core network platforms, and NetLogic Microsystems announced their collaboration to deliver the industry's most advanced 40-Gbps AdvancedTCA (ATCA) platform using NetLogic Microsystems' XLP multi-core, multi-threaded processors with 64 NXCPUs™, knowledge-based processors, and 10GE PHY solutions.

•
Continuous Computing®, the global provider of integrated platform solutions that address the mobile broadband capacity challenge, and NetLogic Microsystems announced their collaboration to deliver the industry's highest performance 40G AdvancedTCA (ATCA) packet processing platforms using NetLogic Microsystems' XLP multi-core, multi-threaded processors with 64 NXCPUs, the NL11k knowledge-based processors and 10GE PHY solutions.

•
NetLogic Microsystems’ market-leading multi-core, multi-threaded processors and knowledge-based processors powered best-in-class TD-LTE equipment from Motorola and Continuous Computing to provide TD-LTE coverage at the Shanghai World Expo 2010.

NetLogic Microsystems, Inc. Announces Third Quarter 2010 Results
October 28, 2010

Conference Call

NetLogic Microsystems will hold its third quarter 2010 financial results conference call today at 1:30 p.m. Pacific time.  To listen to the conference call, dial (866) 783-2137 ten minutes prior to the start of the call, using the passcode 14139643. International callers, dial (857) 350-1596. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial (888) 286-8010 and enter passcode 65493307. International callers dial (617) 801-6888.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com.  Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software.  An archived webcast replay will be available on the web site for three months.

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ: NETL) is a worldwide leader in high-performance intelligent semiconductor solutions that are powering next-generation Internet networks. NetLogic Microsystems' best-in-class products perform highly differentiated tasks of accelerating complex network traffic to significantly enhance the performance and functionality of advanced 3G/4G mobile wireless infrastructure, data center, enterprise, metro Ethernet, edge and core infrastructure networks. NetLogic Microsystems' market-leading product portfolio includes high-performance multi-core processors, knowledge-based processors, content processors, network search engines, ultra low-power embedded processors and high-speed 10/40/100 Gigabit Ethernet PHY solutions. These products are designed into high-performance systems such as switches, routers, wireless base stations, security appliances, networked storage appliances, service gateways and connected media devices offered by leading original equipment manufacturers (OEMs). NetLogic Microsystems is headquartered in Santa Clara, California, and has offices and design centers throughout North America, Asia and Europe. For more information about products offered by NetLogic Microsystems, call +1-408-454-3000 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems, the NetLogic Microsystems logo, NXCPU and XLP are trademarks of NetLogic Microsystems, Inc.  Alchemy is a registered trademark of NetLogic Microsystems, Inc. All other trademarks are the properties of their respective owners.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, the timing of our receipt of customer orders during the quarter, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the effects of any business acquisitions that we might make, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K, 10-K/A, and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission which are available at http://www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

NetLogic Microsystems, Inc. Announces Third Quarter 2010 Results
October 28, 2010

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
(UNAUDITED)

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Revenue	$100,052	$42,314	$281,317	$105,165
Cost of revenue*	40,523	21,498	134,866	49,029
Gross profit	59,529	20,816	146,451	56,136
Operating expenses:
Research and development*	32,372	16,087	92,462	42,421
Selling, general and administrative*	19,763	7,740	59,619	21,912
Change in contingent earn-out liability	741	-	51,152	-
Acquisition-related costs	-	1,425	735	2,760
Total operating expenses	52,876	25,252	203,968	67,093
Income (loss) from operations	6,653	(4,436)	(57,517)	(10,957)
Interest and other income (expense), net	(126)	(196)	(236)	223
Income (loss) before income taxes	6,527	(4,632)	(57,753)	(10,734)
Provision for (benefit from) income taxes	1,318	(779)	(790)	(808)
Net income (loss)	$5,209	$(3,853)	$(56,963)	$(9,926)
Net income (loss) per share - Basic	$0.08	$(0.09)	$(0.95)	$(0.23)
Net income (loss) per share - Diluted	$0.08	$(0.09)	$(0.95)	$(0.23)
Shares used in calculation - Basic	63,632	44,494	60,041	43,976
Shares used in calculation - Diluted	67,933	44,494	60,041	43,976

*	Includes stock-based compensation and related payroll taxes, and amortization of intangible assets as follows (in thousands):

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Stock-based compensation and related payroll taxes:
Cost of revenue	$167	$164	$536	$519
Research and development	6,207	3,733	19,463	9,345
Selling, general and administrative	5,041	2,555	16,905	6,906
Total	$11,415	$6,452	$36,904	$16,770

Amortization of intangible assets:
Cost of revenue	$9,632	$4,778	$29,028	$10,738
Selling, general and administrative	913	345	2,739	1,035
Total	$10,545	$5,123	$31,767	$11,773

NetLogic Microsystems, Inc. Announces Third Quarter 2010 Results
October 28, 2010

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation and related payroll taxes, amortization of intangible assets, fair value adjustments of acquired inventory and related taxes, changes in contingent earn-out liability, acquisition-related costs, lease termination costs, interest income on RMI bridge note, establishment of deferred tax asset valuation allowance, and the effects of excluding stock-based compensation upon the number of diluted shares used in calculating non-GAAP earnings per share.

We have excluded stock-based compensation expense and changes in contingent earn-out liability in calculating these non-GAAP financial measures.  These expenses are non-cash in nature and rely on valuations based on future events such as the market price of our common stock and revenue generated from products acquired in the RMI acquisition during the first 12 months following the close that are difficult to predict and are affected by market factors that are largely not within the control of management. We have excluded stock related payroll taxes, amortization of intangible assets, fair value adjustments related to acquired inventory and the related tax effect, acquisition-related costs, lease termination costs, interest income on RMI bridge note, and establishment of deferred tax asset valuation allowance because we do not consider them to be related to our core operating performance.

We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges either part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that are used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated October 28, 2010 that the Company has submitted to the Securities and Exchange Commission.

NetLogic Microsystems, Inc. Announces Third Quarter 2010 Results
October 28, 2010

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
(IN THOUSANDS)
(UNAUDITED)

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
GAAP net income (loss)	$5,209	$(3,853)	$(56,963)	$(9,926)
Reconciling items:
Stock-based compensation and related payroll taxes	11,415	6,452	36,904	16,770
Amortization of intangible assets	10,545	5,123	31,767	11,773
Fair value adjustment related to the acquired inventory	-	2,262	16,018	2,262
Changes in contingent earn-out liability	741	-	51,152	-
Acquisition-related costs	-	1,425	735	2,760
Lease termination costs	-	-	503	-
Interest income on RMI bridge note	-	(375)	-	(500)
Tax effect of inventory fair value adjustment	-	-	(5,618)	-
Net impact of deferred tax asset valuation allowance establishment	-	-	-	2,988
Non-GAAP net income	$27,910	$11,034	$74,498	$26,127

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO
NON-GAAP DILUTED NET INCOME PER SHARE
(UNAUDITED)

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
GAAP net loss per share - Diluted	$0.08	$(0.09)	$(0.95)	$(0.23)
Reconciling items:
Stock-based compensation and related payroll taxes	0.16	0.13	0.55	0.35
Amortization of intangible assets	0.15	0.10	0.47	0.24
Fair value adjustment related to the acquired inventory	-	0.05	0.24	0.05
Changes in contingent earn-out liability	0.01	-	0.76	-
Acquisition-related costs	-	0.03	0.01	0.06
Lease termination costs	-	-	0.01	-
Interest income on RMI bridge note	-	(0.01)	-	(0.01)
Tax effect of inventory fair value adjustment	-	-	(0.08)	-
Net impact of deferred tax asset valuation allowance establishment	-	-	-	0.06
Difference in shares count between diluted GAAP and diluted non-GAAP calculation	-	0.01	0.10	0.02
Non-GAAP net income per share - Diluted	$0.40	$0.22	$1.11	$0.54

NetLogic Microsystems, Inc. Announces Third Quarter 2010 Results
October 28, 2010

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED
NET INCOME (LOSS) PER SHARE CALCULATION TO THE SHARES USED FOR
NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION
(IN THOUSANDS)
(UNAUDITED)

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Shares used in calculation - Diluted (GAAP)	67,933	44,494	60,041	43,976
The effect of removing stock-based compensation expense for Non-GAAP presentation purpose	2,613	1,580	2,684	1,888
The effect of dilutive potential common shares due to reporting non-GAAP net income	-	3,256	4,481	2,228
Shares used in calculation - Diluted (Non-GAAP)	70,546	49,330	67,206	48,092

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN
(IN THOUSANDS, EXCEPT PERCENTAGES)
(UNAUDITED)

	Three months ended				Nine months ended
	September 30, 2010		September 30, 2009		September 30, 2010		September 30, 2009
GAAP gross margin	$59,529	59.5%	$20,816	49.2%	$146,451	52.1%	$56,136	53.4%
Reconciling items:
Stock-based compensation	167	0.2%	164	0.4%	536	0.2%	519	0.5%
Amortization of intangible assets	9,632	9.6%	4,778	11.3%	29,028	10.3%	10,738	10.2%
Fair value adjustment related to acquired inventory	-	0.0%	2,262	5.3%	16,018	5.7%	2,262	2.2%
Non-GAAP gross margin	$69,328	69.3%	$28,020	66.2%	$192,033	68.3%	$69,655	66.2%

NetLogic Microsystems, Inc. Announces Third Quarter 2010 Results
October 28, 2010

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	September 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$225,128	$44,278
Accounts receivables, net	31,073	25,137
Inventories	43,341	45,113
Deferred income taxes	14,218	13,157
Prepaid expenses and other current assets	8,107	8,638
Total current assets	321,867	136,323
Property and equipment, net	19,269	13,278
Goodwill	112,918	112,918
Intangible asset, net	192,190	223,345
Other assets	47,603	46,247
Total assets	$693,847	$532,111
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$20,410	$17,937
Accrued liabilities	30,119	34,205
Contingent earn-out liability	62,839	11,687
Deferred margin	4,017	2,667
Software licenses and other obligations, current	3,859	3,037
Total current liabilities	121,244	69,533
Software licenses and other obligations, long-term	2,376	2,409
Other liabilities	34,665	34,214
Total liabilities	158,285	106,156
Stockholders' equity
Common stock	637	575
Additional paid-in capital	714,999	548,523
Accumulated other comprehensive income	32	-
Accumulated deficit	(180,106)	(123,143)
Total stockholders' equity	535,562	425,955
Total liabilities and stockholders' equity	$693,847	$532,111

CONTACT: Green Communications Consulting, LLC
Leslie Green, 650-312-9060 (Investor Relations)
leslie@greencommunicationsllc.com
SOURCE: NetLogic Microsystems, Inc.